Exhibit 99.2

Execution Copy

PROMISSORY NOTE

$900,000.00	April 3, 2015

FOR VALUE RECEIVED, SKYMALL HOLDINGS LLC, a New Jersey limited liability company ("Buyer"), and C&A MARKETING, INC., a New Jersey corporation (collectively with Buyer, "Makers"), jointly and severally promise to pay SKYMALL, LLC, a Delaware limited liability company ("Seller"), at an address designated by Seller from time to time, the aggregate sum of NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($900,000.00) (the "Principal Amount") together with all accrued interest thereon as provided in this Promissory Note (this "Note").  This Note is executed in connection with that certain Asset Purchase Agreement dated as of April 3, 2015 (the "Agreement"), between Buyer and Seller.  (Buyer is an affiliate of C&A Marketing, Inc.)  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Agreement.

Payments of principal, interest, and all other sums payable under this Note are to be paid in lawful money of the United States of America as follows:

1.           Interest.  Except as provided below with respect to Default Rate interest, interest will accrue on the Principal Amount outstanding of this Note at a rate equal to six percent (6%) per annum (the “Interest Rate”), from the date hereof until all amounts owing under this Note are paid in full.  Interest will be calculated on the basis of actual days elapsed over a 365-day year, applied to the principal balance from time to time outstanding hereunder.

2.           Payment and Maturity.  The Makers shall pay to Seller payments of principal and interest in accordance with the following:

a.           Payments in the amount equal to the sum of (i) all then accrued and unpaid interest plus (ii) $150,000.00 shall be due and payable on each of June 15, 2015, September 15, 2015, December 15, 2015, and March 15, 2016;

b.           Payments in the amount equal to the sum of (i) all then accrued and unpaid interest plus (ii) $75,000.00 shall be due and payable on each of June 15, 2016, September 15, 2016, and December 15, 2016; and

c.           All unpaid principal, interest, and all other amounts outstanding under this Note shall be due and payable in full on March 15, 2017 (the "Maturity Date").

All payments on this Note shall be applied in such manner as Seller elects.

3.           Default and Acceleration.

a.           All payments of principal and interest due under this Note shall be made at such place in the United States of America as Seller shall designate to Borrower in writing from time to time.  If any payment of principal or interest on this Note is due on a day that is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note.  "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Arizona.

b.           In the event Makers fail to make any payment of principal, interest or other amounts within ten (10) calendar days of when the same shall become due and payable hereunder, such failure shall constitute an “Event of Default” under this Note.  Upon the occurrence of an Event of Default, the entire principal balance outstanding under this Note, together with all accrued interest and other amounts payable hereunder, at the option of Seller (in its sole discretion) and without notice, shall become immediately due and payable in full and Seller may exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Makers all sums due under this Note.

c.           If a payment due to the Seller hereunder (including, without limitation, a payment of all amounts owing under this Note when due at the Maturity Date or by acceleration) is not paid within ten (10) calendar days of the date such payment is due, then the unpaid Principal Amount shall bear interest at an interest rate per annum equal to five percent (5%) above the Interest Rate (the "Default Rate") from and after the date of such non-payment.

4.           Prepayment.  Makers may prepay all or any portion of the outstanding Principal Amount due under this Note without penalty.

5.           Fees and Expenses.  Makers and all endorsers, guarantors, sureties, accommodation parties hereof, and all other persons who are or may become liable for repayment of the indebtedness evidenced by this Note, agree, jointly and severally, to pay all costs of collection, including reasonable attorneys' fees and all costs of suit, in the event the unpaid Principal Amount of this Note, or any payment of interest thereon, or any other payment owing hereunder, is not paid when due.  In the event of any court proceedings, court costs and attorneys’ fees shall be set by the court and not by jury and shall be included in any judgment obtained on behalf of Seller.

6.           Waivers.  Makers and all endorsers, guarantors, sureties, accommodation parties hereof, and all other persons who are or may become liable for repayment of the indebtedness evidenced by this Note, jointly and severally waive diligence, demand, presentment for payment and protest, and consent to the extension of time of payment of this Note, without notice.  Any guarantors shall not be released, modified or affected by the failure or delay on the part of Seller to enforce any of the rights or remedies of the Seller under this Note, whether pursuant to the terms thereof or at law or in equity.

7.           Preferential Payment.  Each Maker agrees that to the extent Makers, or any sureties, guarantors, accommodation makers and/or endorsers hereof, makes any payment to Seller in connection with the indebtedness evidenced by this Note, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Seller or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a “Preferential Payment”), then the indebtedness of Makers under this Note shall continue or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Seller, the indebtedness evidenced by this Note or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

8.           Effective Rate of Interest.  Makers agree to an effective rate of interest that is the rates stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Makers, or any benefit received or to be received by Seller, in connection with this Note.  No provision of this Note is intended to or shall require or permit Seller, directly or indirectly, to take, collect or receive in money, goods or in any other form, any interest (including amounts deemed by law to be interest) in excess of the maximum rate of interest permitted under applicable law.  If the terms of this Note would require the payment of interest in excess of the amount permitted by any applicable law or regulation, the terms of this Note shall be deemed to be modified to comply with all such applicable laws or regulations without any action by either party.

9.           Successors and Assigns.  This Note shall be binding upon Makers and their respective successors and assigns and shall inure to the benefit of Seller and its successors and assigns.

10.           Guarantors.  The full payment and performance of this Note is guaranteed by Chaim Piekarski and Akiva Klein (collectively, the "Guarantors"), as evidenced by that certain Guaranty of even date herewith (the "Guaranty").  The Guarantors have a financial interest in Makers and it is a material inducement for Seller to enter into this Note and for Seller to execute the Agreement that the Guarantors execute the Guaranty.

11.           Amendment.  This Note may not be amended except in a writing executed by the Makers and Seller.

12.           Counterparts and Originals.  The parties may sign this Note in counterparts.  Each signed counterpart will be deemed an original, and all of them, together, will constitute the same agreement.

13.            GOVERNING LAW.  THE LAWS OF THE STATE OF ARIZONA SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS NOTE, INCLUDING, WITHOUT LIMITATION, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT.

14.           SUBMISSION TO JURISDICTION.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE OR RELATED MATTERS SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF ARIZONA IN CONJUNCTION WITH SELLER'S PENDING BANKRUPTCY CASE OR, IF SUCH BANKRUPTCY CASE HAS BEEN CLOSED, IN THE COURTS OF THE STATE OF ARIZONA LOCATED IN THE CITY OF PHOENIX, OR OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF ARIZONA.  BY EXECUTION AND DELIVERY OF THIS NOTE, EACH MAKER HEREBY ACCEPTS, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL LIMIT THE RIGHT OF SELLER TO COMMENCE ANY PROCEEDING IN THE FEDERAL OR STATE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT SELLER DETERMINES THAT SUCH ACTION IS NECESSARY OR APPROPRIATE TO EXERCISE ITS RIGHTS OR REMEDIES UNDER THIS NOTE.  MAKERS HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTIONS.

15.           WAIVER OF JURY TRIAL. MAKERS, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS NOTE.  THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

[Signature Page Follows]

IN WITNESS WHEREOF, Makers have caused this Promissory Note to be executed as of the day and year first above written.

MAKERS:

SKYMALL HOLDINGS LLC, a New Jersey limited liability company

By: /s/ Chaim Piekarski
Name: Chaim Piekarski
Its:  Member

C&A MARKETING, INC., a New Jersey corporation

By: /s/ Chaim Piekarski
Name: Chaim Piekarski
Its: Exec V.P.

[Signature Page - Promissory Note]